SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 18, 2003
(Date of earliest event reported)

Larscom Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-12491	94-2362692

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 McCandless Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

(408) 941-4000

(Registrant’s telephone number,
including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 2.1
Exhibit 2.2
Exhibit 2.3
Exhibit 2.4
Exhibit 2.5
Exhibit 99.1

Item 5. Other Events.

     On March 18, 2003, VINA Technologies, Inc., a Delaware corporation (“VINA”), and Larscom Incorporated, a Delaware corporation (“Larscom”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of March 17, 2003 (the “Merger Agreement”), by and among Larscom, London Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Larscom (“Merger Sub”), and VINA. In accordance with the Merger Agreement, Merger Sub will merge with and into VINA (the “Merger”), followed by the merger of VINA with and into Larscom, with Larscom as the surviving corporation. As a result of the Merger, each issued and outstanding share of VINA Common Stock, par value $0.0001 per share (“VINA Common Stock”), will be automatically converted into the right to receive 0.2659 of a validly issued, fully paid and nonassessable share of Larscom Common Stock, par value $0.01 (“Larscom Common Stock”).

     The consummation of the Merger is subject to the approval of the stockholders of VINA and Larscom, SEC clearance and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and is expected to be treated as a purchase for financial accounting purposes, in accordance with generally accepted accounting principles.

     In connection with the Merger Agreement, certain VINA stockholders, including executive officers and members of the board of directors of VINA, representing approximately 40% of the voting power of outstanding VINA stock entered into a voting agreement (the “VINA Voting Agreement”) with Larscom in which, among other things, each stockholder agreed, until the earlier of the consummation of the Merger or the termination of the Merger Agreement, to vote its shares of VINA Common Stock in favor of the adoption of the Merger Agreement. The majority stockholder of Larscom, representing approximately 80% of the voting power of outstanding Larscom stock also entered into a voting agreement (the “Larscom Voting Agreement”) with VINA in which, among other things, the stockholder agreed, until the earlier of the consummation of the Merger or the termination of the Merger Agreement, to vote its shares of Larscom Common Stock in favor of the adoption of the Merger Agreement.

     A copy of the Merger Agreement and the exhibits to the Merger Agreement, including the VINA and Larscom Voting Agreements, and the joint press release issued by VINA and Larscom on March 18, 2003, are each attached hereto as exhibits and are each incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of March 17, 2003, by and among Larscom Incorporated, London Acquisition Corp. and VINA Technologies, Inc.

2.2	Voting Agreement dated as of March 17, 2003, by and between VINA Technologies, Inc. and the stockholder listed on the signature page thereto

2.3	Voting Agreement dated as of March 17, 2003, by and between Larscom Incorporated and the stockholders listed on the signature pages thereto

2.4	Form of Amended and Restated Certificate of Larscom Incorporated

2.5	Form of Registration Rights Agreement to be entered into among Larscom Incorporated, Axel Johnson Inc., a Delaware corporation, and the parties listed on Exhibit A thereto

99.1	Joint Press Release issued by Larscom Incorporated and VINA Technologies, Inc. dated March 18, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 19, 2003

Larscom Incorporated

By	/s/ DONALD W. MORGAN

Donald W. Morgan Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2003, by and among Larscom Incorporated, London Acquisition Corp. and VINA Technologies, Inc.

2.2	Voting Agreement dated as of March 17, 2003, by and between VINA Technologies, Inc. and the stockholder listed on the signature page thereto

2.3	Voting Agreement dated as of March 17, 2003, by and between Larscom Incorporated and the stockholders listed on the signature pages thereto

2.4	Form of Amended and Restated Certificate of Larscom Incorporated

2.5	Form of Registration Rights Agreement to be entered into among Larscom Incorporated, Axel Johnson, Inc., a Delaware corporation, and the parties listed on Exhibit A thereto

99.1	Joint Press Release issued by Larscom Incorporated and VINA Technologies, Inc. dated March 18, 2003